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                             ASCENT PEDIATRICS, INC.
                            1999 STOCK INCENTIVE PLAN
   Amended and Restated as of February 14, 2001 to include Section 11 hereof.

1.     Purpose
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The purpose of this 1999 Stock Incentive Plan (the "Plan") of Ascent Pediatrics,
Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future subsidiary corporations as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a significant interest, as determined by the Board of Directors of the Company (the "Board").
2.     Eligibility
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All  of  the  Company's employees, officers, directors, consultants and advisors
(and any individuals who have accepted an offer for employment) are eligible to be granted options, restricted stock awards, or other stock-based awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".
3.     Administration,  Delegation
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     (a)     Administration  by  Board  of  Directors.  The  Plan  will  be
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administered  by  the Board.  The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.
(b)     Delegation to Executive Officers.  To the extent permitted by applicable
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law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.
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(c)     Appointment  of  Committees.  To the extent permitted by applicable law,
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the  Board  may  delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.
4.     Stock  Available  for  Awards
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     (a)     Number  of  Shares.  Subject  to adjustment under Section 8, Awards
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may be made under the Plan for up to 500,000 shares of common stock, $.00004 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.
(b)     Per-Participant  Limit.  Subject  to  adjustment  under  Section  8, the
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maximum  number  of shares of Common Stock with respect to which an Award may be granted to any Participant under the Plan shall be 400,000 per calendar year. The per-Participant limit described in this Section 4(c) shall be construed and applied consistently with Section 162(m) of the Code.
5.     Stock  Options
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     (a)     General.  The  Board  may  grant  options  to purchase Common Stock
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(each,  an  "Option")  and  determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".
(b)     Incentive  Stock  Options.  An  Option  that  the Board intends to be an
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"incentive  stock  option"  as defined in Section 422 of the Code (an "Incentive
Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.
(c)     Exercise  Price.  The  Board  shall  establish the exercise price at the
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time  each  Option is granted and specify it in the applicable option agreement;
provided, however, that the exercise price shall not be less than 100% of the fair market value of the Common Stock, as determined by the Board, at the time the Option is granted.
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(d)     Duration of Options.  Each Option shall be exercisable at such times and
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subject  to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of 10 years and that no Option granted hereunder may be exercised on the Option Closing Date (as defined in Section 8(d) below).
(e)     Exercise of Option.  Options may be exercised by delivery to the Company
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of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.
(f)     Payment  Upon  Exercise.  Common Stock purchased upon the exercise of an
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Option  granted  under  the  Plan  shall  be  paid  for  as  follows:
     (1)     in  cash  or  by  check,  payable  to  the  order  of  the Company;
(2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;
(3) by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock as owned by the Participant at least six months prior to such delivery;
(4) to the extent permitted by the Board, in its sole discretion by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or
(5)     by  any  combination  of  the  above  permitted  forms  of  payment.
6.     Restricted  Stock
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     (a)     Grants.  The Board may grant Awards entitling recipients to acquire
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shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").
(b)     Terms  and  Conditions.  The  Board  shall  determine  the  terms  and
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conditions  of  any  such  Restricted  Stock Award, including the conditions for
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repurchase  (or forfeiture) and the issue price, if any.  Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to
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such  restrictions  to  the  Participant  or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.
7.     Other  Stock-Based  Awards
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The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.
8.     Adjustments  for  Changes  in  Common  Stock  and  Certain  Other  Events
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     (a)     Changes  in  Capitalization.  In  the  event  of  any  stock split,
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reverse  stock  split,  stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan,
(ii) the per-Participant limit set forth in Section 4(c), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 8(a) applies and Section 8(c) also applies to any event, Section 8(c) shall be applicable to such event, and this Section 8(a) shall not be applicable.
(b)     Liquidation  or  Dissolution.  In the event of a proposed liquidation or
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dissolution  of  the  Company,  the  Board  shall  upon  written  notice  to the
Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.
(c)     Acquisition  Events
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     (1)     Definition.  An  "Acquisition Event" shall mean:  (a) any merger or
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consolidation  of  the  Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction.
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(2)     Consequences  of  an Acquisition Event on Options.   Upon the occurrence
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of  an  Acquisition Event, or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Acquisition Event.
Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event; provided, however, that in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.
(3)     Consequences  of  an Acquisition Event on Restricted Stock Awards.  Upon
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the  occurrence  of an Acquisition Event, the repurchase and other rights of the
Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.
(4)     Consequences  of  an Acquisition Event on Other Awards.  The Board shall
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specify  the effect of an Acquisition Event on any other Award granted under the
Plan  at  the  time  of  the  grant  of  such  Award.
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     (d)     Depositary  Shares  Merger.
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     (1)     In  accordance  with  this Section 8, effective as of the effective time (the "Effective Time") of the merger (the "Merger") contemplated by the Agreement and Plan of Merger dated as of February 16, 1999 by and between the Company and Bird Merger Corporation, a wholly-owned subsidiary of the Company, the class of securities available under this Plan shall mean the depositary shares ("Depositary Shares") issued or issuable pursuant to the Depositary Agreement dated as of February 16, 1999 by and among the Company, Alpharma USPD, Inc. and State Street Bank and Trust Company (the "Depositary") until the Option Expiration Date (as defined in the Depositary Agreement) and shall mean the Common Stock of the Company from and after the Option Expiration Date.
(2) From and after the Effective Time until the Option Determination Date (as defined in the Depositary Agreement), a Participant shall receive from the Depositary, upon the exercise of an Option a depositary receipt ("Depositary Receipt") representing the number of Depositary Shares issuable upon exercise of such Option.
(3) From and after the Option Closing Date (as defined in the Depositary Agreement), a Participant shall receive from the Company, upon exercise of an Option, cash in an amount equal to the Option Exercise Price (as defined in the Depositary Agreement) for each Depositary Share issuable upon conversion or exercise of such Option.
(4) From and after the Option Expiration Date, a Participant shall receive from the Company, upon exercise of an Option, the number of shares of Common Stock of the Company issuable upon conversion or exercise of such Option.
9.     General  Provisions  Applicable  to  Awards
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     (a)     Transferability  of  Awards.  Except  as  the  Board  may otherwise
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determine  or  provide  in  an  Award,  Awards  shall  not  be  sold,  assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.
(b)     Documentation.  Each Award shall be evidenced by a written instrument in
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such  form  as  the  Board  shall  determine.  Each  Award may contain terms and conditions  in  addition  to  those  set  forth  in  the  Plan.
(c)     Board  Discretion.  Except as otherwise provided by the Plan, each Award
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may  be  made alone or in addition or in relation to any other Award.  The terms of each Award need not be identical, and the Board need not treat Participants uniformly.
(d)     Termination of Status.  The Board shall determine the effect on an Award
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of  the  disability,  death,  retirement,  authorized  leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.
(e)     Withholding.  Each  Participant  shall  pay  to  the  Company,  or  make
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provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, Participants may, to the extent then permitted under
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applicable  law, satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.
(f)     Amendment  of  Award.  The  Board  may  amend,  modify  or terminate any
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outstanding  Award,  including but not limited to, substituting therefor another
Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.
(g)     Conditions  on  Delivery of Stock.  The Company will not be obligated to
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deliver  any  shares  of  Common  Stock  pursuant  to  the  Plan  or  to  remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.
(h)     Acceleration.  The  Board may at any time provide that any Options shall
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become  immediately  exercisable  in  full or in part, that any Restricted Stock
Awards shall be free of restrictions in full or in part or that any other Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.
10.     Miscellaneous
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     (a)     No  Right  To Employment or Other Status.  No person shall have any
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claim  or  right  to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.
(b)     No  Rights  As Stockholder.  Subject to the provisions of the applicable
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Award,  no  Participant  or  Designated  Beneficiary  shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.
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(c)     Effective Date and Term of Plan.  The Plan shall become effective on the
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date  on which it is adopted by the Board, but no Award granted to a Participant designated by the Board as subject to Section 162(m) of the Code by the Board shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board and (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.
(d)     Amendment  of  Plan.  The Board may amend, suspend or terminate the Plan
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or  any  portion  thereof  at  any time, provided that to the extent required by
Section 162(m) of the Code, no Award granted to a Participant designated as subject to Section 162(m) by the Board after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award (to the extent that such amendment to the Plan was required to grant such Award to a particular Participant), unless and until such amendment shall have been approved by the Company's stockholders as required by Section 162(m) (including the vote required under Section 162(m)).
     (e)     Governing  Law.  The  provisions  of  the  Plan and all Awards made
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hereunder  shall  be  governed by and interpreted in accordance with the laws of the  State  of  Delaware,  without  regard  to  any applicable conflicts of law.

11.     Change  in  Control  of  Company.
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     (a)     Notwithstanding  anything  in  the  Plan to the contrary, effective upon the consummation of a Change in Control of the Company, the exercisability of all options then outstanding under the Plan shall be accelerated in full so that such options shall become immediately exercisable to purchase all of the Depositary Shares covered by such options and all restrictions and conditions on awards outstanding under the Plan shall automatically be deemed terminated or satisfied.
(b)     For  purposes  of  the  Plan,  a  "Change  in  Control"  shall  mean:
     (1) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (x) the then-outstanding Depositary Shares of the Company (the "Outstanding Depositary Shares") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following
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acquisitions  shall  not  constitute  a  Change  in Control: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for Depositary Shares or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company),
(B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or
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(2)     such  time  as  the  Continuing  Directors  (as  defined  below)  do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (x) who was a member of the Board on December 13, 2000 or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall
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be  excluded  from  this  clause  (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or
(3) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Depositary Shares and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity), respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Depositary Shares and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then-outstanding Depositary Shares of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or
(4) the approval by the stockholders of the Company of a complete plan of liquidation.